SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (earliest event reported)    November 22, 1999
                                            -----------------


                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                   0-11485                  84-1072256
           --------                   -------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
           ----------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (303) 863-8088
                                                   --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item. 4. Changes in Registrant's Certifying Accountant

     On November 22, 1999, the firm of Deloitte & Touche LLP ("DT") notified the Registrant's Chief Executive Officer that the client-auditor relationship had ceased, and that information had come to DT's attention which, had it been known to them, would have affected their report issued under the date of September 15, 1998, which reported on the balance sheets of the Registrant as of July 31, 1998 and 1997, and the related statements of operations, shareholders' equity and cash flows for each of the years then ended (collectively the "Financial Statements"). DT also advised that their report dated September 15, 1998, should no longer be relied upon or associated with the Registrant's balance sheets as of July 31, 1998 and 1997 and the related statements of operations, shareholders' equity, and cash flows for each of the years then ended. Further, DT verbally advised the Registrant's Chief Executive Officer that it was unable to complete its audit of the Registrant's financial statements for the year ended July 31, 1999, because DT was no longer able to rely on management's representations.

     In addition, DT requested that the Registrant immediately notify all entities and individuals whom the Registrant knew to be relying upon or who were likely to rely upon the Financial Statements and the report of DT thereon, that their report must no longer be relied upon or associated with the Financial Statements. (A copy of DT's letters are attached as Exhibit 99.1 and 99.2 hereto.) DT's report on the Registrant's financial statements for the fiscal years ended July 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Registrant's financial statements for the fiscal years ended July 31, 1998 and 1997, and during the subsequent unaudited interim periods, there were no disagreements with DT on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DT, would have caused DT to make reference to the matter in their report.

     The Registrant has authorized DT to respond fully to any successor independent accounting firm regarding DT's audit of the Registrant's financial statements, the reportable event and DT's resignation as auditors of the Registrant.

     The Registrant is in the process of engaging new independent accountants to audit and report on the registrant's balance sheets as of July 31, 1998, 1997, and 1999 and the related statements of income, shareholders' equity and cash flows for each of the years in the three-year period ended July 31, 1999. The new independent accountants will also audit the Registrant's financial statements for the fiscal year ending July 31, 2000.

Item. 7. Financial Statements and Exhibits


         (b)  Exhibits
              --------

         Exhibit 99.1 Letter of Deloitte & Touche LLP dated November 22, 1999.

         Exhibit 99.2 Letter of Deloitte & Touche LLP dated November 22, 1999.






Accelr8 Technology Corporation         2        Form 8-K (Change of Accountants)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCELR8 TECHNOLOGY CORPORATION
                                                (Registrant)


Date:  November 29, 1999               /s/  Thomas V. Geimer
       -----------------               -----------------------------------------
                                                    (Signature)

                                       Thomas V. Geimer, Chairman and Chief
                                       Executive Officer
                                       -----------------------------------------
                                               (Printed name and Title)


Accelr8 Technology Corporation        3         Form 8-K (Change of Accountants)

                                INDEX TO EXHIBITS

  Exhibit            Description
  -------            -----------

  99.1               Letter of Deloitte & Touche LLP dated November 22, 1999.

  99.2               Letter of Deloitte & Touche LLP dated November 22, 1999.